SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 29, 2004

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On July 29, 2004, Proxim Corporation (“Proxim”) issued a press release announcing the decision of the court to deny Proxim’s equitable defenses in Symbol Technologies, Inc’s patent suit with Proxim before the U.S. District Court for the District of Delaware. The text of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated July 29, 2004, entitled “Court Denies Proxim’s Equitable Defenses in Patent Suit; Post Trial Motion Phase to Commence.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)
Dated: July 30, 2004	By:	/s/ Michael D. Angel
Michael D. Angel
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated July 29, 2004, entitled “Court Denies Proxim’s Equitable Defenses in Patent Suit; Post Trial Motion Phase to Commence.”